EXHIBIT 99.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements of Entrust, Inc. and subsidiaries on Form S-8 (File No. 333-65245, File No. 333-65255, File No. 333-31054, File No. 333-37456, File No. 333-43510, File No. 333-62940, File No. 333-62942, File No. 333-62946, File No. 333-62948, File No. 333-86810, File No. 333-98547; File No. 333-103882 and File No. 333-136218) of our report dated July 15, 2006 with respect to the balance sheets of Business Signatures Corporation, as of December 31, 2005, 2004 and 2003, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the years ended December 31, 2005, 2004 and 2003, which report appears in the Current Report on Form 8-K/A of Entrust, Inc. dated July 19, 2006.

/S/ GRANT THORNTON LLP
September 29, 2006